EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Moody’s Corporation on Form 10-K for the year ended December 31, 2023 as filed with the SEC on the date hereof (the “Report”), I, Caroline Sullivan, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CAROLINE SULLIVAN

Caroline Sullivan
Interim Chief Financial Officer, Chief Accounting Officer and Corporate Controller

February 14, 2024